UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2008

ABLEAUCTIONS.COM, INC.

(Exact name of Registrant as specified in charter)

Florida     000-28179   59-3404233

(State or other jurisdiction             (Commission File Number)  (IRS Employer

of incorporation)        Identification Number)

1963 Lougheed Highway

Coquitlam, British Columbia Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code:  604-521-3369

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 7.

Exhibits

99

Press Release

Item 9.

Regulation FD Disclosure

On April 15, 2008, the Registrant issued the press release attached hereto as Exhibit 99, and incorporated herein by reference.

The information in this report shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABLEAUCTIONS.COM, INC.

“Abdul Ladha”

Abdul Ladha, Chief Executive Officer

Dated:  April 15, 2008

Exhibit 99

PRESS RELEASE

EBAY TO SUSPEND EBAY LIVE AUCTION OPERATIONS

OJAI, CALIFORNIA – April 15, 2008 – Ableauctions.com Inc. (AMEX: AAC) (the “Company”) announced today that it has been notified by eBay that eBay intends to wind down the operations of its eBay Live Auctions platform effective December 31, 2008.

This event may have a material adverse affect on the operations of Ableauctions as the Company may have to suspend the live auction segment of its business.  The Company’s subsidiary, iCollector.com, currently derives approximately $700,000 in annual revenue (or 14% of the Company’s total revenues) from auctions broadcast on the eBay Live Auctions platform.

eBay’s decision to wind down eBay Live Auctions may provide the Company with an opportunity to expand its NAALive operations, although there is no certainty that this will occur.  The Company currently offers an alternative to auctioneers to the eBay Live Auctions platform with its proprietary live auction bidding software through NAALive.com.

The Company has partnered with the National Auctioneers Association (“NAA”) to serve as NAA’s exclusive online auction contractor to broadcast business and industrial equipment auctions for its members on the website www.NAALive.com.  The Company promotes these services to NAA’s estimated 7,000 members with technology that it has developed.  This platform is the only web cast technology for live online auctions endorsed by the National Auctioneers Association.

Founded in 1948, the NAA membership is comprised of approximately 7,000 auctioneers worldwide with members in every state in the United States.  NAA members represent every facet of the auction industry, including, but not limited to, real estate, automotive, fine art, livestock, equipment and manufacturing.

During the 2007 fiscal year, NAALive operations grew by approximately 2% and facilitated 271 auction sessions.  The fee charged to auction house clients was approximately $300 per auction plus approximately 2% of the value of the merchandise sold online.

The Company believes that its technology enables auctioneers to manage auctions more efficiently, providing them with tools to automate invoicing, collect payment, track lot popularity, view bidder statistics and demographics, and print graphic reports.

FOR FURTHER INFORMATION PLEASE CONTACT:

        Ableauctions.com

        Vid Wadhwani - (604) 521-3369

        Email: investorrelations@ableauctions.com

        Website: www.ableauctions.com

About Ableauctions.com

Ableauctions.com Inc. (AMEX “aac”) is a high-tech liquidator and on-line auction facilitator that operates the domains iCollector.com, Naalive.com and Unlimited Closeouts.com.

As an on-line auction facilitator, the Company, with the experience of over 3,000 auctions, has developed state-of-the-art technology to broadcast auctions over the Internet (www.ableauctions.com/technology) and currently provides the technology and related services to auction houses, enabling them to broadcast auctions over the Internet.  The Company broadcasts business and industrial auctions over the Internet for auctioneers and members of the National Auctioneers Association (NAA) and art, antique and collectible auctions for numerous galleries and auction houses around the world through eBay Live Auctions.

As a liquidator, the Company, through Unlimited Closeouts, purchases overstocks, order cancellations and discontinued products from major manufacturers and importers, then sells the merchandise to major retail chains, other resellers or the public.

For a comprehensive Corporate Update and prior releases, visit www.ableauctions.com.  For more information, contact Investor Relations at investorrelations@ableauctions.com

This press release contains forward-looking statements, including the statement that eBay’s decision to wind down eBay Live Auctions may provide the Company with an opportunity to expand its operations , but also statements relating to goals, plans and projections regarding the Company’s financial position and the Company’s business strategy.  The words or phrases "would be," "will allow," "intends to," "may result," "are expected to," "will continue," "anticipates," "expects," "estimate," "project," "indicate," "could," "potentially," "should," "believe," "considers" or similar expressions are intended to identify "forward-looking statements."   Actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, transactions or orders that may be cancelled, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include risks and uncertainties related to the performance of our staff, loss of management personnel, an inability to obtain financing as and when we need it, competition from other on-line auction businesses, our ability to implement or manage our expansion strategy, general economic conditions, our ability to license our software to other auction houses, our ability to acquire profitable companies and integrate them into our business successfully and other factors that are detailed in our Annual Report on Form 10-K and on documents we file from time-to-time with the Securities and Exchange Commission.  Statements made herein are as of the date of this press release and should not be relied upon as of any subsequent date. The Company cautions readers not to place undue reliance on such statements. The Company does not undertake, and the Company specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such statement.  E.&O.E.